Hotel Indigo San Diego
Gaslamp Quarter

CLT

Chesapeake Lodging Trust

W Chicago - City Center

2011 Investor Presentation November 14, 2011 Dallas, Texas Exhibit 99.1

Disclaimer

We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,”
“may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: our business and investment strategy, including our ability to identify suitable properties to acquire; our forecasted operating results; completion of any pending transactions; projected capital expenditures; our ability to obtain adequate debt or equity financing to complete acquisitions and to maintain future financing arrangements; market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy; our expected leverage levels; our expectations regarding future distributions to shareholders; and our expectations for economic trends and recoveries, and the impact of those on the lodging industry generally and the market segments in which we intend to operate, in particular.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Additionally, the following factors could cause actual results to vary from our forward-looking statements:
changes in our business or investment strategy;
availability to us, and the terms of, capital for use in our future growth;
our ability to reach agreement with prospective sellers and acquire additional hotel properties on favorable terms or at all;
the extent to which the general U.S. or international economy recovers, and the resultant effect on our industry and the market segments in which we operate;
the degree and nature of our competition;
availability of and our ability to retain qualified personnel;
our ability to maintain our qualification as a REIT;
general volatility of the capital markets and the market price of our common shares;
actions and initiatives of the U.S. government, changes to U.S. government policies and the execution and impact of these actions, initiatives and policies;
changes in interest rates; and
the other factors discussed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2011, including those set forth under the sections titled “Risk factors,”  and “Management’s discussion and analysis of financial condition and results of operations.”
Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers.

What Makes Us Different
Focused and disciplined acquisition strategy has built a portfolio with a significant discount to replacement cost and strong current yields
Newly built or “like new” hotels (renovated by previous owner) will drive upside performance without meaningful execution risk
Additional growth from value-add, ROI projects in key hotels
Intense asset management with predominantly independent management companies will continue to drive RevPAR gains and margin expansion
Well-located, urban portfolio will significantly outperform industry with EBITDA concentration in the strongest U.S. markets and very limited new supply on the horizon
Significant free cash flow from combination of strong balance sheet with modest leverage and high-yielding assets translates into a stable and reliable dividend

Who We Are

Executive Team
James Francis – Chief Executive Officer
Highland Hospitality
Barcelo Crestline / Crestline Capital
Host Hotels & Resorts
Marriott International
25 years of experience
Doug Vicari – Chief Financial Officer
Highland Hospitality
Prime Hospitality
30 years of experience
Rick Adams – Chief Investment Officer
Highland Hospitality
B.F. Saul Company
InterContinental Hotel Group
27 years of experience
Graham Wootten – Chief Accounting
Officer
Highland Hospitality
PricewaterhouseCoopers
16 years of experience
Non-Executive Trustees
Thomas Natelli – Non-Executive Chairman
Natelli Communities – Chief Executive Officer
Former Highland Hospitality Director
Thomas Eckert – Trustee
Chief Executive Officer – Capital Automotive Real Estate Services
John Hill – Trustee
Chief Executive Officer – Federal City Council
Former Highland Hospitality Director
George McKenzie – Trustee
Chief Executive Officer – Washington Real Estate Investment Trust
Jeffrey Nuechterlein – Trustee
Managing Partner – Isis Capital
Experienced management team with almost 100
years of combined experience
Independent board with extensive real estate and
public company experience

Rooms
Invested Capital (Millions)
Denver Marriott City Center
Holiday Inn Manhattan (Est.)
W Chicago City Center
Homewood Suites Seattle Convention Center
Hotel Indigo San Diego Gaslamp Quarter
Courtyard Washington Capitol Hill Navy Yard
Boston Marriott Newton
Courtyard Anaheim at Disneyland Resort
Hotel Adagio
Hilton Checkers Los Angeles
Le Meridien San Francisco
Hyatt Regency Boston
4,000
3,000
2,000
1,000
0
$1,000
$800
$600
$400
$200
$0
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
IPO $169.4MM Net
Secured Credit Facility $115.0MM
Equity Raise $140.4MM Net
Amended Credit Facility $150.0MM
Equity Raise $229.8MM Net
CMBS Loan $37.5MM
CMBS Loan $95.0MM
Term Loan $130.0MM
Amended Credit Facility $200.0MM

What We’ve Done 4

Portfolio Overview – Segmentation & Markets

Geographic

San Diego 6%
NYC 4%
Seattle 6%
DC 6%
Boston 26%
Los Angeles 10%
San Francisco 15%
Chicago 10%
Denver 17%

Brand

IHG 9%
Independent 5%
Hilton 11%
Marriott 40%
Hyatt 14%
Starwood 21%

Customer

Contract 4%
Group 26%
Transient 70%

Management

RHG 4%
JDV 5%
Evolution 10%
Marriott 18%
Crestline 11%
Hyatt 14%
IHG 6%
Starwood 10%
TPG 12%
HEI 10%

Portfolio Overview – Segmentation

Note: Geographic, brand and management segmentation based on room count and include CLT’s prospective acquisition of the Holiday Inn Manhattan.
Customer segmentation is based on room nights sold for the nine months ended September 30, 2011 for the 11 hotels as if owned for the full period.

Portfolio Overview – Top 15 Markets

Los Angeles
Seattle
San Francisco
San Diego
Denver
Chicago
DC
New York
Boston
Anaheim
Philadelphia
Orlando
Miami
New Orleans
CLT Top 15 Market
Other Top 15 Market
Note: Oahu Island, HI not shown.

San Diego
6%
NYC
4%
Seattle
6%
DC
6%
Boston
26%
Los Angeles
10%
San Francisco
15%
Chicago
10%
Denver
17%

Portfolio Overview – Markets
Geographically diversified among the top producing markets in the country
Urban locations minimize supply risk and offer numerous demand generators
Gateway markets provide balanced customer mix of domestic and international travelers, corporate business and convention and group business
Strategically located properties in the strongest performing and most desirable downtown areas in the top U.S. markets

Le Meridien San Francisco
Note: Market segmentation based on room count and includes CLT’s prospective acquisition of the Holiday Inn Manhattan.

RevPAR By MSA
Trailing 12 Month RevPAR
$250
$200
$150
$100
$50
$0
49% of 2011
Pro Forma EBITDA
19% of 2011
Pro Forma EBITDA
32% of 2011
Pro Forma EBITDA
CLT Sept TTM
Portfolio
RevPAR
New York, NY
Oahu Island, HI
San Francisco, CA
Miami, FL
Boston, MA
Washington, DC
Los Angeles, CA
San Diego, CA
Anaheim, CA
New Orleans, LA
Seattle, WA
Chicago, IL
Philadelphia, PA
Denver, CO
Orlando, FL

Portfolio Overview – Top Performing Markets
CLT’s hotels are located in 10 of the top 15 MSAs and almost 50% of Hotel
EBITDA is generated from the top 5 markets

Source: Smith Travel Research. Trailing 12 month RevPAR as of September 30, 2011.
2011 pro forma hotel EBITDA for 12 hotels as if owned for the full year and includes CLT’s prospective acquisition of the Holiday Inn Manhattan.
2011 pro forma hotel EBITDA includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.

4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1988 – 2011 Supply Avg.
New York, NY
San Francisco, CA
Boston, MA
Washington, DC
Los Angeles, CA
San Diego, CA
Seattle, WA
Chicago, IL
Denver, CO
2011 Opening
2012 Opening
2013 Opening
2014 Opening

Portfolio Overview – New Supply
For the majority of CLT’s markets the pipeline of hotel rooms under construction or in the final planning stages remains well below the long-term supply growth average

Source: Smith Travel Research.
“Under construction” is defined as projects that have broken ground or are in the process of finalizing a bid from a general contractor.
“Final planning stages” is defined as projects that are four months from ground breaking or going out to bid.

$250
$200
$150
$100
$50
$0
Trailing 12 Month RevPAR
MSA
Downtown/CBD Tract
CLT Sept TTM Portfolio RevPAR
New York
San Francisco
Boston
DC
Los Angeles
Anaheim
Seattle
Chicago
Denver

Portfolio Overview – Downtown vs. MSA RevPAR
CLT’s assets are located in the downtown and central business district tracts of the major MSAs and in each case the downtown tract outperforms the overall market

Source: Smith Travel Research. Trailing 12 month RevPAR as of September 30, 2011.

Portfolio Overview – Asset Quality

Portfolio Overview – Asset Quality
CLT’s assets are new construction or have
already been renovated to “like new”
product
Superior quality, well-maintained assets
limit downside risk
Substantial prior owner capital investment
positions assets for growth and eliminates
execution risk
20% of the portfolio is ground up
construction completed within the last five
years

W Chicago City Center
Hotel Indigo San Diego Gaslamp Quarter

Hotel Adagio (Full Repositioning)
Hyatt Regency Boston (Lobby & Bar)
Planned Renovation 19%
Prior Owner Renovation 61%
New Construction 20%

Portfolio Overview – Asset Quality

81% of CLT’s portfolio is new or recently renovated “like new” prior to acquisition
Hyatt Regency Boston
Le Meridien San Francisco
W Chicago City Center
Boston Marriott Newton
Denver Marriott City Center
Le Meridien San Francisco
Homewood Suites Seattle
Hilton Checkers Los Angeles
Courtyard Anaheim at Disneyland Resort
Hotel Indigo San Diego Gaslamp Quarter
Courtyard Washington Capitol Hill /Navy Yard
Holiday Inn Manhattan

Portfolio Overview – Prior Owner Invested Capital
CLT’s portfolio benefits from recent capital investment and renovations completed by previous owners, providing attractive upside with minimal near term capital needs and operational disruption

Property
Prior Owner
Invested Capital
(Millions) Scope Completion
W Chicago City Center $30.8 Guestrooms and 4 pipe HVAC system, lobby, restaurant, lounge, meeting space and public
spaces
2010
Boston Marriott Newton 22.0 Guestrooms and 4 pipe HVAC system, lobby, restaurant, lounge, meeting space and exterior
2010
Denver Marriott City Center 13.7 Guestrooms, meeting space and public space 2010
Le Meridien San Francisco 9.9 Guestrooms, lobby and lounge 2009
Homewood Suites Seattle
Convention Center
9.2 Conversion to Homewood Suites brand,
guestrooms and public space
2008
Hilton Checkers Los Angeles 4.0 Guestrooms, meeting space, public space, restaurant and lounge
2009
Total $89.6 $41,600/Key of Prior Owner Invested Capital

Hotel	Projects	Capital (Millions)	Est. Completion
W Chicago City Center	21st and 22nd floor renovations 35 additional guestrooms	$9.5	Q4 2013
Hotel Adagio	Renovation and repositioning 1,000 SF of additional meeting space	$6.9	Q2 2012
Hyatt Regency Boston	Lobby, lobby lounge and presidential suite renovation 4 additional guestrooms	$3.8	Q1 2012
Le Meridien San Francisco	Lobby repositioning including expanded bar operation	$3.4	Q3 2012
Denver Marriott City Center	Restaurant, lobby lounge and meeting space renovation 5,000 SF of additional meeting space	$3.0	Q2 2012
Hilton Checkers Los Angeles	Presidential suite renovation, relocation of fitness center and creation of additional rooftop meeting space 2 additional guestrooms	$0.3	Q3 2012
Hotel Indigo Gaslamp Quarter	Creation of rooftop bar	$0.2	Q2 2012

Value-Add Capital Projects 16 Several projects have been identified throughout the portfolio to drive incremental growth and continued outperformance of the industry

Portfolio Overview – Peer Comparison

2011 Occupancy
80%
75%
70%
65%
60%
77.9%
77.9%
77.5%
76.5%
72.8%
72.7%
72.7%
71.6%
71.3%
CLT Full Service
CLT Portfolio
PEB
LHO
SHO
FCH
DRH
HST
BEE

COURTYARD
Marriott

Portfolio Overview – Peer Comparison

Courtyard Washington Capitol Hill / Navy Yard
Source: R.W. Baird Research. HST and BEE include non-U.S. hotels.
CLT Portfolio occupancy is pro forma for 12 hotels as if owned for the full year including projected first year results for the Holiday Inn Manhattan.
CLT Full Service occupancy is pro forma for the nine full service hotels as if owned for the full year including projected first year results for the
Holiday Inn Manhattan.
CLT 2011 pro forma occupancy includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.
PEB 2011 occupancy was provided in it’s 2011 Institutional Investor and Analyst Meeting presentation.

2011 ADR
$250
$225
$200
$175
$150
$125
$100
$233
$207
$194
$182
$181
$177
$163
$162
$129
BEE
PEB
LHO
CLT Full Service
HST
CLT Portfolio
SHO
DRH
FCH

Portfolio Overview – Peer Comparison

Source: R.W. Baird Research. HST and BEE include non-U.S. hotels.
CLT Portfolio ADR is pro forma for 12 hotels as if owned for the full year including projected first year results for the Holiday Inn Manhattan.
CLT Full Service ADR is pro forma for the nine full service hotels as if owned for the full year including projected first year results for the
Holiday Inn Manhattan.
CLT 2011 pro forma ADR includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.
PEB 2011 ADR was provided in it’s 2011 Institutional Investor and Analyst Meeting presentation.
Hilton Checkers Los Angeles

2011 RevPAR
$175
$150
$125
$100
$75
$165
$159
$146
$142
$138
$127
$117
$112
$91
BEE
PEB
LHO
CLT Full Service
CLT Portfolio
HST
DRH
SHO
FCH

Portfolio Overview – Peer Comparison

Le Meridien San Francisco
W Chicago City Center
Source: R.W. Baird Research. HST and BEE include non-U.S. hotels.
CLT Portfolio RevPAR is pro forma for 12 hotels as if owned for the full year including projected first year results for the Holiday Inn Manhattan.
CLT Full Service RevPAR is pro forma for the nine full service hotels as if owned for the full year including projected first year results for the
Holiday Inn Manhattan.
CLT 2011 pro forma RevPAR includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.
PEB 2011 RevPAR was provided in it’s 2011 Institutional Investor and Analyst Meeting presentation.

ADAGIO

Q3 YTD RevPAR Change
15%
12%
9%
6%
3%
0%
13.5%
11.2%
9.3%
9.0%
7.9%
6.5%
6.3%
6.1%
5.7%
BEE
CLT Full Service
CLT Portfolio
PEB
SHO
LHO
HST
DRH
FCH

Portfolio Overview – Peer Comparison

Source: Company press releases and SEC filings.
CLT Portfolio RevPAR change is pro forma for 11 hotels as if owned for the nine months ended September 30, 2011 and 2010.
CLT Full Service RevPAR is pro forma for the eight full service hotels as if owned for the nine months ended September 30, 2011 and 2010.
Hotel Adagio

Q3 YTD Rooms Profit Margin

77%
76%
75%
74%
73%
72%
71%
70%
76.3%
75.7%
75.6%
74.7%
73.3%
73.0%
72.8%
72.4%
72.4%
CLT Portfolio
CLT Full Service
LHO
SHO
FCH
PEB
DRH
BEE
HST

Portfolio Overview – Peer Comparison

Source: Company press releases and SEC filings.
CLT Portfolio rooms profit margin is pro forma for 11 hotels as if owned for the nine months ended September 30, 2011 and 2010.
CLT Full Service rooms profit margin is pro forma for the eight full service hotels as if owned for the nine months ended September 30, 2011 and 2010.
Rooms profit margin is calculated as rooms revenue less rooms expense divided by rooms revenue.
Hotel Indigo San Diego Gaslamp Quarter

2011 Hotel EBITDA Margin Comparison
35%
30%
25%
20%
15%
32.1%
31.4%
30.7%
27.8%
26.6%
24.3%
22.6%
22.1%
21.5%
CLT Portfolio
LHO
CLT Full Service
SHO
DRH
PEB
BEE
HST
FCH

Portfolio Overview – Peer Comparison

Homewood Suites Seattle Convention Center
Source: R.W. Baird Research.  HST and BEE include non-U.S. hotels.
CLT Portfolio hotel EBITDA margin is pro forma for 12 hotels as if owned for the full year including projected first year results for the Holiday Inn Manhattan.
CLT Full Service hotel EBITDA margin is pro forma for the nine full service hotels as if owned for the full year including projected first year results for the
Holiday Inn Manhattan.
CLT 2011 pro forma hotel EBITDA margin includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.
PEB 2011 hotel EBITDA margin was provided in it’s 2011 Institutional Investor and Analyst Meeting presentation.

Q3 YTD Hotel EBITDA Margin Change

400 bps
350 bps
300 bps
250 bps
200 bps
150 bps
100 bps
50 bps
bps
342
330
249
210
201
150
139
80
66
CLT Full Service
BEE
CLT Portfolio
PEB
LHO
SHO
FCH
HST
DRH

STARBUCKS COFFEE

Portfolio Overview – Peer Comparison

Denver Marriott City Center
Source: Company press releases and SEC filings.
CLT Portfolio hotel EBITDA margin change is pro forma for 11 hotels as if owned for the nine months ended September 30, 2011 and 2010.
CLT Full Service hotel EBITDA margin change is pro forma for the eight full service hotels as if owned for the nine months ended September 30,
2011 and 2010.

2011 Hotel EBITDA/Room
(Thousands)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$25.8
$24.8
$21.6
$21.5
$21.4
$17.5
$16.6
$15.9
$9.2
LHO
BEE
CLT Full Service
CLT Portfolio
PEB
SHO
DRH
HST
FCH

Portfolio Overview – Peer Comparison

Hotel Adagio
Boston Marriott Newton
Source: R.W. Baird Research. HST and BEE include non-US hotels.
CLT Portfolio hotel EBITDA/room is pro forma for 12 hotels as if owned for the full year including projected first year results for the Holiday Inn Manhattan.
CLT Full Service hotel EBITDA/room is pro forma for the nine full service hotels as if owned for the full year including projected first year results for the
Holiday Inn Manhattan.
CLT 2011 pro forma hotel EBITDA/room includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.
PEB 2011 hotel EBITDA/room was provided in it’s 2011 Institutional Investor and Analyst Meeting presentation.

Portfolio Overview – Summary

(1) Prospective acquisition is expected to occur in the fourth quarter of 2011. 2011 Pro Forma EBITDA Yield is based on projected first year EBITDA.
(2) Estimated replacement cost of the portfolio is $350,000 - $370,000 per key.
Price Price Per Key 2011 Pro Forma
Hotel Location Interest Rooms (Millions) (Thousands) EBITDA Yield
Hyatt Regency Boston Boston, MA Fee Simple 498       $112.0 $225.0 11.2%
Hilton Checkers Los Angeles Los Angeles, CA Fee Simple 188       46.0 245.0 8.6%
Boston Marriott Newton Newton, MA Fee Simple 430       77.3 180.0 9.6%
Courtyard Anaheim at Disneyland Resort Anaheim, CA Fee Simple 153       25.0 163.0 9.5%
Le Meridien San Francisco San Francisco, CA Fee Simple 360       143.0 397.0 7.1%
Homewood Suites Seattle Convention Center Seattle, WA Fee Simple 195       53.0 272.0 8.0%
W Chicago City Center Chicago, IL Fee Simple 368       128.8 350.0 7.3%
Hotel Indigo San Diego Gaslamp Quarter San Diego, CA Fee Simple 210       55.5 264.0 5.5%
Courtyard Washington Capitol Hill / Navy Yard Washington, DC Fee Simple 204       68.0 333.0 7.4%
Hotel Adagio San Francisco, CA Fee Simple 171       42.3 247.0 6.9%
Denver Marriott City Center Denver, CO Fee Simple/Ground Lease 613       119.0 194.0 8.9%
Holiday Inn Manhattan
(1) New York, NY Fee Simple 122       52.2 428.0 7.3%
Portfolio
(2)
3,512   $922.0 $262.5 8.2%

Portfolio Overview – Pro Forma Operating Results
(1)

(1) 2011 pro forma results are for the 12 hotel portfolio as if CLT owned for the entire period including projected first year results for the Holiday Inn Manhattan.
CLT 2011 pro forma includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31,
2011.
2011
Occupancy 77.9%
ADR $177.27
RevPAR $138.11
Total Revenue $235.0
Hotel EBITDA $75.5
Hotel EBITDA Margin 32.1%
Denver Marriott City Center

Asset Management & Property Review

Asset Management Team
Rick Adams
27 years of hospitality operations,
development, asset management and
acquisitions experience
Senior Vice President and Head of Asset
Management, Highland Hospitality
Vice President of Regional Operations
and Development Officer, B.F. Saul
Company
InterContinental Hotel Group, various
operations and franchise development
experience
Steve Loeper
Strategic alliance with well-respected
project management firm
25 years of construction management
experience
Senior Vice President, Universal
Construction Services
Senior Vice President, JT Callahan &
Sons

Wendy Heineke
25 years of hospitality operations and asset
management experience
Vice President, Crescent Hotels & Resorts
Managing Director, Ocean Park Hotels
Vice President, Merritt Hospitality
Vice President, Stonebridge Companies
Regional Director, Sunstone Hotel Properties
Nick Jette
9 years of hospitality operations and
analytical experience
Analyst, LaSalle Hotel Properties
Analyst, Waterford Hotel Group
Property level experience at several hotels
Over 85 years of
comprehensive hospitality
asset management
experience

Asset Management Portfolio Opportunities

Insurance
Currently, CLT’s portfolio relies on individual management
companies to procure property insurance
Exploring opportunities and cost savings under a corporate
insurance program
Food & Beverage
Focus on increasing high profit catering and beverage income and right-sizing the food outlet operations
Negotiating a national audio visual contract to obtain more
profitable terms and provide guests with additional options, driving revenue throughout the portfolio
Re-engineer menus and purchasing programs to increase
revenue and improve profitability
Energy
Identify ROI projects and replace inefficient older equipment
Implement conservation programs
Revenue Management
Apply new revenue management systems at properties under
new management
Strong focus on rate growth at newer hotels that have not
stabilized
Optimize web visibility and drive online reservations through each hotel’s website
Le Meridien San Francisco

Energy Case Study – Hyatt Regency Boston

The only 2011 Energy Star certified building in downtown Boston, the hotel uses 35% less energy and generates 35% fewer
greenhouse gas emissions than similar buildings across the
country
Hotel has reduced its electricity usage by 42% since it began the initiative which includes the following energy cost saving
measures:
Converted over 95% of all lighting to energy efficient fluorescent and
LED lighting
Installed motion detector light switches in all hotel storage spaces and offices
Added passive infrared, motion detector thermostats in all guest rooms, controlling room temperature based on occupancy and guest preference
Installed CO
2
sensors to optimize the amount of outside air used in
the building and bring in fresh air when needed, taking advantage of free cooling for much of the year
Improved and replaced heating and cooling systems by purchasing an energy-saving chilled water plant and installing energy efficient motors and variable speed drives throughout the hotel
Programmed all mechanical equipment to operate on time schedules
Rooftop exhaust fans controlled by an energy management system
Changed heating system to plate and frame 2-pipe heat exchanger to limit electric heat
Added variable frequency drives to the domestic water pump station
Hyatt Regency Boston

Energy Case Study – Hyatt Regency Boston

Rooftop exhaust fans controlled
by energy management system
Annual Savings: $1,500
Guestroom energy management
system linked to front desk PMS &
automated check-in/checkout controls
Annual Savings: $33,000
Guestroom & corridor CFLs
Annual Savings: $6,500
Kitchen exhaust hood ventilation controls
Annual Savings: $11,400
Chilled water plant variable drives
Annual Savings: $56,800
Domestic water pump variable drives
Annual Savings: $8,800
Plate & frame 2-pipe heating system
Annual Savings: $31,400
LED exit signs
Annual Savings: $4,300
New light fixtures with
electronic ballast
Annual Savings: $19,600
Energy efficient motors & controls
Annual Savings: $41,600
Energy management &
efficiency savings
Annual Savings: $40,500
Mechanical equipment VAV
boxes & air handling units VFD
Annual Savings: $61,800
CO 2 sensors on air handling units
to control outside air
Annual Savings: $53,600
$413,300 Total Annual Savings
High efficiency cooling tower
Annual Savings: $42,500

Hyatt Regency Boston – Investment Highlights
•
Upper-upscale, full-service hotel centrally located in downtown Boston featuring newly renovated meeting space
•
Well located within the financial district and close to multiple tourist destinations and located between the city’s two convention centers
•
Attractive acquisition price significantly below replacement cost providing outstanding returns with cash flow well below peak 2007 levels

Key Count 498 rooms
Meeting Space 19,500 SF
Opening Date 1985
Acquisition Date 3/18/2010
Manager Hyatt
Price $112.0MM
Price Per Key $225,000

Hyatt Regency Boston – 2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 83% 0.3%
ADR $184 +5.8%
RevPAR $153 +6.1%
Total Revenue $36.8MM +3.8%
Hotel EBITDA $12.5MM +12.1%
Hotel EBITDA Margin 34.1% +250 bps
•
Cost restructuring has resulted in strong flow through
and EBITDA margin improvements of 250 bps for
year-end projected margin of 34.1%
•
Decreased rooms department payroll costs by
$100,000 by right-sizing staff and job sharing with
other Hyatt properties; departmental profit is now
approximately 80%
•
Re-engineered catering and outlet menus and
redeployed F&B staffing guidelines producing year-
to-date revenue improvements of $3.14 POR and
department profit improvement of 1,297 bps
•
Achieved Energy Star label by saving 42% on energy
costs

Hyatt Regency Boston – Outlook

•
Will increase key count from 498 to 502
•
Definite 2012 group room nights are up 38% versus same time last year with ADR up 6.5%
•
An anticipated near record convention year with favorable supply outlook will produce exceptional compression opportunities for transient rate growth
•
Transformational renovation of the hotel’s lobby and expansion of the lounge will support premium rate positioning and drive incremental and highly profitable beverage business
•
New base contract provides off-peak stability and more aggressive revenue management strategies on forecasted peak dates

Hilton Checkers Los Angeles – Investment Highlights
•
Four-Diamond, deluxe European-styled boutique property and the only Hilton branded product in downtown Los Angeles
•
Outstanding location in the heart of the financial district and in close proximity to numerous corporate demand generators and tourist attractions
•
Complete $4MM renovation by prior owner in 2009 to “like new” quality
•
Concurrent with closing, inserted CLT’s preferred third-party manager with flexible contract terms

Key Count 188 rooms
Meeting Space 3,900 SF
Opening Date 1927
Acquisition Date 6/1/2010
Manager Crestline
Hotels &
Resorts
Price $46.0MM
Price Per Key $245,000

Hilton Checkers Los Angeles – 2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 83% +3.7%
ADR $189 +5.8%
RevPAR $156 +9.8%
Total Revenue $13.7MM +7.9%
Hotel EBITDA $4.0MM +22.8%
Hotel EBITDA Margin 28.9% +350 bps
•
Second quarter cost restructuring has resulted in
strong flow through and EBITDA margin
improvements of 350 bps for year-end projected
margin of 28.9%
•
Rooms department profit margin has grown above
78% by reorganizing staffing guidelines, increasing
labor productivity standards, resourcing supplies and
amenities purveyors and re-bidding laundry
outsourcing contract
•
F&B department profit margin up 913 bps due to new
menu deployment and staffing efficiency guidelines
•
15% increase in high-rated corporate negotiated
room nights as lower priced segments were replaced

Hilton Checkers Los Angeles – Outlook

•
Will increase key count from 188 to 190
•
Studying the potential of relocating the rooftop exercise room and locker facilities to create additional high profit catering space with stunning city views
•
2012 is projected to be a very strong year for convention citywides with the CVB anticipating demand for over 300,000 room nights, a 20% increase over 2011 and the highest level in 10 years

Courtyard Anaheim at Disneyland Resort –
Investor Highlights
New construction with 153 contemporary rooms, upgraded public spaces including display kitchen and expanded bar that opens to a large pool deck
Premium location, just 1-block from the largest convention center on the West coast and 4 blocks from Disneyland Resort
Smart design features including 18, 650 SF Kid’s Suites built with separate bunk-bedded kids room

Key Count 153 rooms
Meeting Space 860 SF
Opening Date 2006
Acquisition Date 7/30/2010
Manager Evolution Hospitality
Price $25.0MM
Price Per Key $163,000

Courtyard Anaheim at Disneyland Resort –
2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 79% +0.6%
ADR $119 +6.3%
RevPAR $93 +6.9%
Total Revenue $6.1MM +7.3%
Hotel EBITDA $2.4MM +1.5%
Hotel EBITDA Margin 39.2% (230 bps)
•
Stable and consistent performer following
acquisition with the hotel’s senior management in
place since opening
•
Capitalizing on its excellent location and strong
brand affiliation, the property consistently runs a
RevPAR premium to its competitors
•
Excluding prior year utility expense credit from
periods of prior ownership, EBITDA margin would
have improved over last year

Courtyard Anaheim at Disneyland Resort – Outlook

•
The modified lobby refresh will be completed in the third quarter of 2012 with a sensitivity to the high volume, high profit breakfast demand created by the large concentration of family and conventioneer travelers
•
Analyzing the opportunity to convert the underutilized existing meeting space to enhance the family experience, i.e., kids-themed dining room or expanded game room
•
Continued focus on many smaller cost management initiatives that will improve what is currently a strong House Profit margin to above 50%

Boston Marriott Newton – Investment Highlights
•
Fully repositioned upper-upscale property including a new 6,000 SF junior ballroom
•
Market leading asset within the Route 128 Tech Corridor
•
Convenient to multiple corporate demand generators, numerous colleges and universities and Logan International Airport
•
Prior owner completed an extensive $22MM renovation of the property

Key Count 430 rooms
Meeting Space 20,000 SF
Opening Date 1969
Acquisition Date 7/30/2010
Manager TPG Hospitality
Price $77.3MM
Price Per Key $180,000

Boston Marriott Newton – 2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 72% +3.6%
ADR $144 +7.0%
RevPAR $104 +10.9%
Total Revenue $28.2MM +7.5%
Hotel EBITDA $7.4MM +22.5%
Hotel EBITDA Margin 26.3% +320 bps
•
Repositioning efforts producing strong results;
September year-to-date STR data reflects hotel is #1
in the comp set in year-over-year change and has a
RevPAR growth premium of 770 bps
•
Restructured management positions and front desk
staffing operations
•
F&B department cost focus has resulted in a
departmental margin improvement of 180 bps and
margin of 40%
•
Improved energy efficiency and reduced
maintenance cost by upgrading existing chiller

Boston Marriott Newton – Outlook

•
Key property level executive team members were replaced in the fourth quarter of 2011; new team focused on aggressive revenue management and pricing strategies, along with full implementation of cost efficiencies
•
Sales team continues focus to drive corporate rooms and local catering trial of the newly repositioned Marriott product
•
Exceptionally strong Boston citywide calendar is anticipated to drive compression opportunities
•
Food & Beverage revenues will continue to benefit from increased sales effort to expand social catering business in the newly renovated meeting venues

Boston Marriott Newton – Renovation

•
Extensive $22MM renovation completed in 2010 including guestrooms and bathrooms, conversion to a 4-pipe HVAC system, redesigned lounge and restaurant, Starbucks, meeting space, exterior work and Marriott Greatroom lobby concept
•
Prior ownership funded the completion of renovation, providing CLT with a newly renovated hotel
•
Dramatic improvement in all areas of the hotel allows property to reclaim market share and rate premium that eroded during renovation and years of tired and dated product

Boston Marriott Newton – Renovation 46 BEFORE AFTER

Le Meridien San Francisco – Investment Highlights
•
Full-service, luxury hotel located in the heart of San Francisco’s financial district and an anchor of the 4.8MM SF Embarcadero Center
•
Featuring a contemporary European style and some of the largest guestrooms in the city at an average of 454 SF
•
Franchise agreement provides strong Starwood brand and loyalty program affiliation while allowing for flexible management by a third-party operator
•
Dynamic 4.5 star positioning with a nimble brand and outstanding location allows hotel to effectively compete for high-rated corporate business mid-week and premium leisure customers during the weekend

Key Count 360 rooms
Meeting Space 13,110 SF
Opening Date 1989
Acquisition Date 12/15/2010
Manager HEI Hotels &
Resorts
Price $143.0MM
Price Per Key $397,000

Le Meridien San Francisco – 2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 89% +2.5%
ADR $225 +14.4%
RevPAR $200 +17.3%
Total Revenue $33.1MM +15.7%
Hotel EBITDA $10.2MM +56.5%
Hotel EBITDA Margin 30.8% +800 bps
•
Cost restructuring has resulted in exceptional profit flow through of approximately 70% of incremental revenue
•
Improved rooms labor productivity standards resulted in a departmental profit improvement of 280 bps
•
Substantial reorganization of the F&B department, including overhead, productivity standards and a new menu has resulted in a 734 bps department profit improvement
•
Aggressive sales effort increased corporate negotiated business from 28% to
30% of occupied rooms, leveraging strong demand at a rate approximately $45 above the hotel’s ADR
•
Secured the Wharton Executive MBA weekend program contract allowing for more aggressive shoulder revenue management pricing strategies

Le Meridien San Francisco – Outlook

•
Upgrade the hotel’s group and catering experience with a soft goods refurbishment throughout the meeting and prefunction spaces and a soft goods upgrade in restaurant
•
Expand the lobby bar to take advantage of the very strong financial district happy hour business
•
San Francisco has the most favorable supply outlook in the U.S.

Homewood Suites Seattle – Investment Highlights
•
Urban high-rise, extended-stay property with
upscale décor converted to the Homewood
Suites brand in 2008 following a $9.2MM full
renovation
•
Suites average 550 SF with separate living,
cooking and sleeping areas and the property
includes a 120 space parking garage and 5,000 SF
of street level retail space
•
Located next to the Washington State
Convention Center in the trendy Capitol Hill
District and a short walk to the waterfront and
financial district

Key Count 195 rooms
Meeting Space 240 SF
Opening Date 1990
Acquisition Date 5/2/2011
Manager Evolution Hospitality
Price $53.0MM
Price Per Key $272,000

Homewood Suites Seattle – 2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 77% +2.6%
ADR $148 +2.7%
RevPAR $115 +5.4%
Total Revenue $8.8MM +5.1%
Hotel EBITDA $4.2MM +6.2%
Hotel EBITDA Margin 48.1% +50 bps
•
Seller’s CMBS lender issues delayed closing of
transaction by more than six months, creating
operational challenges
•
Concurrent with closing, management
transitioned to CLT’s preferred third-party
operator with full executive team replacement
•
Immediate revenue management strategies
deployed, replacing low rated theater business
with higher rated transient and extended stay
business and implementing an effective e-
commerce strategy

Homewood Suites Seattle – Outlook

•
Full year of new management company’s revenue and cost management best practices
•
Will recapture market share that was lost during the management transition
•
Generate additional cash flow by securing a permanent tenant for the 5,000 SF of street level retail space
•
Restructure parking operation

W Chicago City Center – Investment Highlights
•
Luxury, full-service hotel and irreplaceable historic building, the property features original
1928 Beaux-Arts architecture and 368 modern guestrooms
•
“Like new” condition following a $30.8MM renovation completed in 2010 by Starwood incorporating a comprehensive redesign of the guestrooms, meeting space and public areas
•
Outstanding location in the heart of the central financial district within the West Loop, the
W is surrounded by corporate demand generators including the Chicago Board of Trade,
Willis Tower, Federal Reserve of Chicago and numerous financial services companies

Key Count 368 rooms
Meeting Space 12,000 SF
Opening Date 1928
Acquisition Date 5/10/2011
Manager Starwood Hotels
and Resorts
Price $128.8MM
Price Per Key $350,000

W Chicago City Center – 2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 78% +6.1%
ADR $228 +4.2%
RevPAR $178 +10.6%
Total Revenue $32.5MM +8.6%
Hotel EBITDA $9.4MM +17.3%
Hotel EBITDA Margin 28.8% +210 bps
•
Top RevPAR position in the competitive set
•
Increased corporate negotiated account room nights
by over 20%, this high-rated business type represents
over 40% of the W’s total occupied rooms
•
Negotiated shared services agreement with Starwood
and reduced labor expenses by splitting positions
•
F&B sales up year-to-date $3.72 POR from re-
concepting of the restaurant and lounge; department
margin is up 297 bps

W Chicago City Center – Outlook

•
Top two floors of hotel were left undeveloped by prior ownership; planning is underway to create 35 guestrooms and suites
•
Strong convention calendar with over 1.1MM definite room nights on the books will create compression opportunities for transient rate growth
•
Group revenue pace for 2012 is up 55%; the traditionally slow first quarter is particularly strong with group revenue up 154%
•
Continue performance improvement following the 2010 complete repositioning and reintroduction to the marketplace
•
Favorable supply outlook for the city and the central business district

Hotel Indigo San Diego Gaslamp Quarter –
Investment Highlights
•
New construction, full-service boutique
branded hotel located in the vibrant Gaslamp
Quarter
•
Built as the flagship, showcase hotel for the
Indigo brand, featuring 210 “overdesigned”
large guestrooms with considerable upgrades
acquired at a significant discount to
development cost
•
San Diego’s only LEED certified hotel

Key Count 210 rooms
Meeting Space 1,450 SF
Opening Date 2009
Acquisition Date 6/17/2011
Manager InterContinental Hotels Group
Price $55.5MM
Price Per Key $264,000

Hotel Indigo San Diego Gaslamp Quarter –
2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 72% +3.2%
ADR $144 +12.5%
RevPAR $103 +16.2%
Total Revenue $9.6MM +16.1%
Hotel EBITDA $3.0MM +16.8%
Hotel EBITDA Margin 31.7% +20 bps
•
The hotel continues to gain market share following its
2009 opening; trailing 12 month RevPAR STR index is
up 1,230 bps from the prior period
•
Greater participation in convention room blocks
allowed the hotel to almost double the number of
group room nights
•
Renegotiated revenue split with parking manager to
substantially increase revenue with no additional
associated cost

Hotel Indigo San Diego Gaslamp Quarter
–
Outlook

•
Implementing cost saving initiatives like employee cross training between departments, reducing in-room amenities and frequent F&B inventory audits
•
Permanent bar structure to be built on the roof top patio
•
Prior ownership entered into low-rated rooms contracts which will expire in 2012 allowing for replacement with higher-rated business
•
Continued focus on rate growth as the property continues to ramp and benefits from an improved convention calendar

Courtyard Washington Capitol Hill/Navy Yard –
Investment Highlights
•
New construction, urban high-rise property built as part of a mixed use development in downtown Southeast Washington, DC
•
Located 1-block from the Navy Yard Metro stop, a few minutes walk to the U.S. Capitol, and adjacent to the Nationals Baseball Stadium, in the emerging Capitol Riverfront
District
•
Surrounded by 6.4MM SF of office space including the Department of Transportation and the administrative and ceremonial center of the U.S. Navy;  an additional $6.0 billion of development is planned for the Capitol Riverfront District
•
Strong government demand provides a solid transient base mid-week with weekend demand generated by Stadium events and DC’s tourist attractions

Key Count 204 rooms
Meeting Space 2,215 SF
Opening Date 2006
Acquisition Date 6/30/2011
Manager Crestline Hotels
& Resorts
Price $68.0MM
Price Per Key $333,000

Courtyard Washington Capitol Hill Navy Yard –
2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 78% (1.1%)
ADR $183 (2.2%)
RevPAR $144 (3.3%)
Total Revenue $12.3MM (2.8%)
Hotel EBITDA $5.1MM (2.8%)
Hotel EBITDA Margin 41.2% 0 bps
•
Seller’s CMBS lender issues delayed closing of
transaction by almost 5 months, creating operational
challenges
•
Concurrent with closing, management transitioned to
CLT’s preferred third-party operator with full
executive team replacement
•
Revenue management function brought in-house
after termination of Marriott agreement, yielding
significant RevPAR market penetration improvement
and cost savings
•
Restructured property management team resulting in
annualized savings of $200,000

Courtyard Washington Capitol Hill Navy Yard – Outlook

•
2012 Government Per Diem rate increases 5% over prior year to $201.50; providing a solid base for the market and driving aggressive revenue management strategies
•
Full year of new management company’s revenue and cost management expertise gained through operation of eight hotels with over 1,700 rooms in the District in the past two years
•
The Courtyard by Marriott Refreshing Business lobby concept will be complete in 2012
•
The hotel’s lounge operation will be expanded to drive high profit beverage revenues

Hotel Adagio – Investment Highlights
•
Full-service, independent boutique hotel in historic 1920’s building located in Union
Square
•
171 large guestrooms averaging over 400 SF, with an attractive room mix including 54 suites
•
Included with the hotel is the adjacent 0.145 acre parking lot with 42 high demand spaces
•
Hotel features unique meeting space located on the top floor with access to a private rooftop terrace, full-service restaurant and lounge, large fitness center and business center

Key Count 171 rooms
Meeting Space 2,000 SF
Opening Date 1929
Acquisition Date 7/8/2011
Manager Joie de Vivre
Price $42.3MM
Price Per Key $247,000

Hotel Adagio – 2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 81% +2.8%
ADR $159 +17.5%
RevPAR $129 +20.8%
Total Revenue $9.8MM +22.1%
Hotel EBITDA $2.9MM +46.9%
Hotel EBITDA Margin 30.1% +510 bps
•
Hotel is benefiting from the industry
leading recovery in San Francisco and the
most favorable new supply outlook in the
U.S.
•
The outstanding location has allowed the
property to earn occupancy fair share,
but the physical condition of the hotel
has tempered rate growth; year-to-date
ADR index is only 93%
•
CLT’s design and construction team was
engaged immediately upon acquisition to
fast track full repositioning of asset

•
Full repositioning of the hotel includes total redesign and
renovation of guestrooms, lobby, lounge, restaurant,
meeting space and HVAC system
•
Re-envisioned lobby will create an enhanced sense of
arrival, improved guest flow and will drive lounge
business
•
Value creation by reclaiming excess restaurant space and
developing much needed additional meeting and
catering space
•
Food & Beverage outlet renovations include upgraded
and contemporary design elements and will feature
small plate dishes and handcrafted cocktails
Hotel Adagio – Existing Lobby
Hotel Adagio – Proposed Lobby Lounge
Hotel Adagio – Repositioning
Hotel Adagio – Proposed Lobby

•
Guestrooms will receive a highly designed, contemporary soft and hard goods renovation including new furniture, seating, bedding, lighting, carpet, wall covering, artwork and new 4-pipe
HVAC system
•
Total bathroom renovation includes new flooring, shower surrounds, wall vinyl, vanity and hardware, lighting, mirrors and artwork
•
Repositioned product will allow for significant rate upside as the property competes effectively in the marketplace and shrinks the $40 ADR gap with the market leader
Hotel Adagio – Existing Guestroom
Hotel Adagio – Repositioning
Hotel Adagio – Proposed Guestroom

•
The renovation plans are scheduled for the lowest demand periods of a very strong market
•
Interior design and architectural construction drawings will be completed early December 2011
•
The guestroom 4-pipe HVAC installation will begin in early January followed immediately by the soft and hard good renovation; scheduled completion is June 2012
•
The 16
th
floor meeting room and terrace will be converted to a temporary restaurant and lounge in early March 2012
•
The front desk, lounge and restaurant will begin its transformation in March with a scheduled completion of May 2012
•
The Sales & Marketing campaign introducing the new product will begin in February with a formal open house celebration in the third quarter of 2012
Hotel Adagio – Renovation Schedule

Denver Marriott City Center – Investment Highlights
•
Full-service, upper-upscale property located in a
mixed-use development in the core of the central
business district , 3 blocks from the Colorado
Convention Center and near popular attractions
•
Stabilized asset with strong in-place cash flows
acquired at a significant discount to replacement
cost
•
Previous owner funded a comprehensive, $13.7MM
renovation in 2010 to “like new” quality level
including guestrooms, meeting spaces and public
areas

Key Count 613 rooms
Meeting Space 28,000 SF
Opening Date 1982
Acquisition Date 10/3/2011
Manager Marriott International
Price $119.0MM
Price Per Key $194,000

Denver Marriott City Center – 2011 Overview

Pro Forma 2011 PY Chg.
Occupancy 69% +7.6%
ADR $153 (2.2%)
RevPAR $105 +5.3%
Total Revenue $35.4MM +8.5%
Hotel EBITDA $10.5MM +9.5%
Hotel EBITDA Margin 29.8% +30 bps
•
20% increase in corporate negotiated room nights
compared to last year
•
Banquet and catering sales improved significantly as
sales team introduces the new redesigned meeting
space to the market
•
Introduced new corner suite room type which is sold
at a premium rate and provides revenue
management opportunities

Denver Marriott City Center – Outlook

•
Group room nights on the books for 2012 are up over 12% compared to same time last year
•
Renegotiated management agreement with reduced incentive management fee will have a direct positive impact on cash flows in excess of $500,000 annually, beginning in the second half of 2012
•
Food & Beverage profitability will be enhanced by relocating the outlets and creating 5,000 SF of new meeting space

Holiday Inn Manhattan – Investment Highlights
High-quality, full-service hotel with upgraded finishes and
amenities located on 31
st
Street between 5
th
and 6
th
Avenue
midtown Manhattan and near the Empire State building,
Madison Square Garden and Penn Station
Ground up construction project with an expected completion
date in the fourth quarter of 2011
Experienced New York operator who currently manages 12
hotels in the Manhattan/Brooklyn market with 1,851 rooms
Full-service restaurant leased to a third-party operator who will also service in-room dining
Currently revising the liquor license and seeking approval for new F&B outlet on the rooftop patio which has outstanding
Manhattan views including the Empire State building

Key Count 122 rooms
Opening Date 2011
Manager Real Hospitality Group
Price $52.2MM
Price Per Key $428,000

Acquisition Strategy

Acquisition Strategy

Market
Asset
Brand
Return
Urban, Central Business District/Downtown locations in the top 15 MSAs with high barriers-to-entry and superb positioning proximate to the market’s strongest demand generators
Current focus markets are Miami, Chicago and Los Angeles where CLT has limited or no exposure
Upper-upscale, full-service hotels that are either new construction or have been renovated to “like new” condition
Under positioned or branded assets with material upside through capital investment will be cautiously targeted
On a limited basis, premium select-service hotels in Central Business
District/Downtown or unique locations
Longstanding and deep partnerships with the world’s most recognized and respected brands including: Hyatt Hotels, Marriott International, Starwood
Hotels & Resorts Worldwide, Hilton Worldwide and InterContinental Hotels
Group
Investment focus on generating immediate returns for shareholders with strong in-place cash on cash yields, below replacement cost pricing, conservative cash flow growth expectations producing 5-year, unleveraged
IRRs in the 10%-11% range utilizing responsible exit cap rates and significant remaining upside

Capital Structure

Long-Term Debt

Clean balance sheet with no legacy issues
Prudent use of leverage that fits with
lodging industry’s cyclical and volatile
nature
Current debt structure provides capacity
and flexibility to grow hotel portfolio
Appropriate use of debt based on the
following considerations:
Balance mix of short-term vs. long-term to
stagger maturities
Proper mix of fixed vs. variable rate debt
given current interest rate environment
Expectations/timing regarding stabilization
of hotel cash flows
Lowest average cost of borrowing
compared to publicly traded lodging REIT
peers
Homewood Suites Seattle Convention Center

Long-Term Debt – Summary

(1) Revolving credit facility was amended October 14, 2011.  After funding of the Holiday Inn Manhattan, borrowing under the revolving credit facility is expected to be $145MM.
(2) CLT entered into an interest rate swap that effectively fixed the rate at 4.65% for the first two years of the loan. Original rate is LIBOR plus 3.65%, subject to a 1% LIBOR floor.
Debt Collateral
Balance/Capacity
(Millions)
Interest Rate Maturity Lender/Originator
Revolving
Credit Facility
(1)
Hilton Checkers Los Angeles
Boston Marriott Newton
Courtyard Anaheim at Disneyland Resort
Homewood Suites Seattle
Hotel Indigo Gaslamp Quarter
Hotel Adagio
Denver Marriott City Center
$200.0 LIBOR + [2.75%-3.75%] October 2014 Wells Fargo
J.P. Morgan
Deutsche Bank
KeyBank
RBC
Term Loan
(2)
Le Meridien San Francisco
W Chicago City Center
$130.0 4.65% July 2014 Wells Fargo
CMBS Loan Hyatt Regency Boston $95.0 5.01% July 2016 Goldman Sachs
Assumed
CMBS Loan
Courtyard Washington Capitol Hill/Navy Yard $37.5 5.90% November 2016 Wells Fargo

Long-Term Debt – Credit Statistics

(1) Leverage and Fixed Charge Coverage are based on revolving credit facility covenant calculation.
(2) Weighted Average Rate is calculated using outstanding balances as of September 30, 2011 and the amended revolving credit facility terms.
As of 9/30/2011
(1)
Leverage 41%
Fixed Charge Coverage 3.4x
Weighted Avg. Rate
(2) 4.6%
Hilton Checkers Los Angeles

Leverage
90%
85%
80%
75%
70%
65%
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
82%
67%
59%
42%
41%
40%
33%
32%
FCH
SHO
BEE
PEB
CLT
DRH
HST
LHO

Weighted Average Cost of Borrowing
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.7%
7.2%
6.4%
6.2%
5.5%
5.5%
5.0%
4.6%
FCH
BEE
HST
LHO
DRH
SHO
PEB
CLT

Long-Term Debt – Peer Comparison

Low leveraged company with the lowest cost of borrowing among peers
Note: Leverage for the peers is calculated as net debt + preferred equity/enterprise value. Weighted average cost of borrowing includes cost of debt and preferred equity.
Source: Most recent company SEC filings and market capitalization as of November 4, 2011.

Trailing 12 Month Fixed Charge Coverage

4.0
3.5
3.0
2.5
2.0
1.5
1.0
3.4
3.3
3.1
2.8
2.6
2.1
1.2
1.2
CLT
PEB
DRH
LHO
HST
SHO
FCH
BEE

Long-Term Debt – Peer Comparison 78 Source: R.W. Baird Research. Trailing 12 month fixed charge coverage as of September 30, 2011. Denver Marriott City Center

Debt Maturities

(Millions)

$300
$200
$100
$0
$0.0
$0.0
$275.0
$0.0
$132.5
$0.0
2012
2013
2014
2015
2016
2017

Debt Structure

Floating Rate Debt 36%
Weighted Avg. Rate 3.6%
Fixed Rate Debt 64%
Weighted Avg. Rate 5.0%

Long-Term Debt – Appropriate Mix 79 Note: Projected year-end revolving credit facility balance of $145MM assumes a borrowing to fund the prospective acquisition of the Holiday Inn Manhattan.

Free Cash Flow Yield
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
8.0%
5.0%
4.8%
4.8%
4.4%
CLT
DRH
PEB
LHO
HST

Dividend – Overview

Acquisition of hotels with strong going-in yields has allowed CLT to distribute significant free cash flows to shareholders and pay a dividend within nine months of the company’s IPO
Five consecutive quarters of $0.20 per share dividend payments (5.4% annualized yield)
One of the highest dividend yield among lodging REITs
Well covered dividend and targeted 70% - 80% payout of cash available for distribution
Hotel Indigo San Diego Gaslamp Quarter
Source:  R.W. Baird Research.
CLT free cash flow is pro forma for 12 hotels as if owned for the full year including CLT’s projected first year results for Holiday Inn Manhattan.

Annualized Dividend/Common Share

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.80
$0.48
$0.44
$0.32
$0.16
$0.00
$0.00
$0.00
CLT
PEB
LHO
DRH
HST
FCH
SHO
BEE

Annualized Dividend Yield

6%
5%
4%
3%
2%
1%
0%
5.4%
3.5%
2.5%
1.8%
1.1%
0.0%
0.0%
0.0%
CLT
DRH
PEB
LHO
HST
FCH
SHO
BEE

Dividend – Peer Comparison 81 Source: R.W. Baird Research. Dividend yield based on share prices as of November 4, 2011.

Corporate Review & Industry

Full Year 2011 Guidance

(Millions, except per share)
2011 Full Year 2011
Guidance Pro Forma
(1)
RevPAR $138.11
Pro Forma RevPAR Change 8.5% - 10.0%
Total Revenue $173.4 - $175.6 $235.0
Hotel EBITDA
(2)
$55.2 - $56.9 $75.5
Hotel EBITDA Margin
(2)
31.8% - 32.4% 32.1%
Adjusted Corporate EBITDA
(2)
$45.3 - $46.9 $65.5
AFFO
(2)
$32.2 - $33.8 $45.4
AFFO/Share $1.10 - $1.15 $1.43
CAD
(2)
$25.2 - $26.7 $38.3
CAD/Share $0.86 - $0.91 $1.20
(1) 2011 pro forma assumes 12-hotel portfolio owned as of January 1, 2011 including CLT’s projected first year results for Holiday Inn Manhattan.
2011 pro forma includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending
December 31, 2011.
(2) See Exhibit 1 for reconciliation of non-GAAP financial measures.

RevPAR
Supply
Demand
13%
8%
3%
(3%)
(8%)
(13%)
(18%)
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E

Current Industry Cycle
Source: Smith Travel Research and PKF.
1992–2000: 9 consecutive years of annual RevPAR growth totaling 44.4%
2003–2007: 5 consecutive years of annual RevPAR growth totaling 33.6%

2012 Industry Outlook

2012 Industry RevPAR Projections
STR 7.0%
PKF 7.3%
PwC 6.5%
Marriott 3% - 7%
Starwood 4% - 8%
Despite the turmoil in the financial markets, industry experts still expect strong
RevPAR growth next year driven by rate increases and low supply growth

2012 CLT Growth Drivers

EBITDA concentration in gateway markets with
numerous demand generators, little to no new
supply and strong upside as CLT’s stabilized hotels
continue to improve and close the 21% deficit to
historical peak performance
Foreign travel is expected to grow 5% annually for
the next several years, driving growth in CLT’s
gateway markets
Strong 2012 convention calendars in key markets
like Boston, Chicago, Los Angeles and San Diego
Early negotiations indicate that corporate rates will
increase 6% - 8% next year; corporate negotiated
business is approximately 20% of CLT’s portfolio
total room mix
2012 group revenue on the books is up over 21%
compared to the same time last year, with room
nights up 17% and rate up 3.5% - 4% driven by
strength in Boston, Chicago and Denver; group is
approximately 25% of CLT’s portfolio room mix
Hilton Checkers Los Angeles

2012 Sensitivity

(1) 2011 pro forma assumes 12-hotel portfolio owned as of January 1, 2011 including CLT’s projected first year results for Holiday Inn Manhattan.
2011 pro forma includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.
(2) No RevPAR growth assumed for Holiday Inn Manhattan. CLT’s projected first year results for Holiday Inn Manhattan are used in each scenario.
(3) See Exhibit 1 for reconciliation of non-GAAP financial measures.
(Millions, except per share)
2011 RevPAR Growth Sensitivity
(2)
Pro Forma
(1)
4.0% 6.0% 8.0%
RevPAR $138.11 $143.15 $145.88 $148.61
Total Revenue $235.0 $242.0 $246.0 $250.0
Hotel EBITDA
(3)
$75.5 $79.0 $81.5 $84.0
Hotel EBITDA Margin
(3)
32.1% 32.6% 33.1% 33.6%
Change (bps) 50             100          150
Adjusted Corporate EBITDA
(3)
$65.5 $69.0 $71.5 $74.0
AFFO
(3)
$45.4 $49.0 $51.5 $54.0
AFFO/Share $1.43 $1.54 $1.62 $1.70
CAD
(3)
$38.3 $41.5 $43.9 $46.2
CAD/Share $1.20 $1.31 $1.38 $1.45

Valuation

Valuation

Trading Multiples Net Asset Value
Replacement Cost Purchase Price
Net Asset Value/Share $18.00 - $19.00
Share Price as of 11/4/2011 $14.82
Discount (18%) - (22%)
Replacement Cost/Key $350,000 - $370,000
Enterprise Value/Key $251,746
Discount (28%) - (32%)
Purchase Price/Key $262,528
Enterprise Value/Key $251,746
Discount (4%)
RevPAR Sensitivity
4% 6% 8%
Corporate EBITDA $69.0 $71.5 $74.0
EV/EBITDA 12.8x 12.4x 11.9x
AFFO/Share $1.54 $1.62 $1.70
Price/AFFO 9.6x 9.1x 8.7x
Note: Enterprise value based on pro forma debt and market capitalization as of November 4, 2011.
NAV based on projected 2011 pro forma NOI and an effective 6.5% - 6.7% cap rate.

Valuation

Source: R.W. Baird Research. Share price as of November 4, 2011.
Current EBITDA ($MM) TEV/EBITDA FFO/Share Price/FFO
Company Ticker Div. Yield 2012E 2012E 2012E 2012E
Chesapeake Lodging Trust CHSP 5.4%
4% RevPAR Growth $69.0 12.8x $1.54 9.6x
6% RevPAR Growth 71.5                   12.4x 1.62 9.1x
8% RevPAR Growth 74.0                   11.9x 1.70 8.7x
Peers
Host Hotels & Resorts HST 1.1% 1,239.2            12.6x 1.14 12.8x
LaSalle Hotel Properties LHO 1.8% 257.5               13.3x 2.11 11.7x
FelCor Lodging Trust FCH 0.0% 227.0               10.4x 0.36           9.6x
Sunstone Hotel Investors SHO 0.0% 238.5               10.9x 1.04 6.9x
DiamondRock Hospitality DRH 3.5% 211.2               12.3x 0.87 10.5x
Strategic Hotels & Resorts BEE 0.0% 181.7               13.6x 0.25 22.2x
Pebblebrook Hotel Trust PEB 2.5% 111.1               14.9x 1.29 14.7x
Average 1.3% $352.3 12.6x $1.01 12.6x

What Makes Us Different
Focused and disciplined acquisition strategy has built a portfolio with a significant discount to replacement cost and strong current yields
Newly built or “like new” hotels (renovated by previous owner) will drive upside performance without meaningful execution risk
Additional growth from value-add, ROI projects in key hotels
Intense asset management with predominantly independent management companie
s will continue to drive RevPAR gains and margin expansion
Well-located, urban portfolio will significantly outperform industry with EBITDA concentration in the strongest U.S. markets and very limited new supply on the horizon
Significant free cash flow from combination of strong balance sheet with modest leverage and high-yielding assets translates into a stable and reliable dividend

92

Exhibit 1 – Non-GAAP Financial Measures Reconciliation
HOTEL EBITDA AND HOTEL EBITDA MARGIN:
Hyatt Hilton Boston Hotel Indigo Denver
Regency Checkers Courtyard Marriott Le Meridien Homewood W Chicago Gaslamp Courtyard Hotel Marriott Holiday In
Boston Los Angeles Anaheim Newton San Francisco Suites Seattle City Center Quarter Navy Yard Adagio City Center Manhattan
(1)
Total
2011 Pro Forma
Total revenue 36.8 $         13.7 $         6.1 $           28.2 $         33.1 $               8.8 $                   32.5 $         9.6 $           12.3 $         9.8 $           35.4 $         8.8 $           235.0 $
Less: Total hotel operating expenses 24.3            9.7               3.7               20.8            22.9                   4.6                       23.2            6.6               7.2               6.8               24.9            5.0               159.5
Hotel EBITDA 12.5 $         4.0 $           2.4 $           7.4 $           10.2 $               4.2 $                   9.4 $           3.0 $           5.1 $           2.9 $           10.5 $         3.8 $           75.5 $
Hotel EBITDA Margin 34.1% 28.9% 39.2% 26.3% 30.8% 48.1% 28.8% 31.7% 41.2% 30.1% 29.8% 43.3% 32.1%
2010 Pro Forma
Total revenue 35.5 $         12.7 $         5.6 $           26.3 $         28.6 $               8.4 $                   30.0 $         8.3 $           12.6 $         8.0 $           32.6 $         - $           208.5 $
Less: Total hotel operating expenses 24.3            9.5               3.3               20.2            22.1                   4.4                       22.0            5.7               7.4               6.0               23.0            -              147.8
Hotel EBITDA 11.2 $         3.2 $           2.3 $           6.1 $           6.5 $                  4.0 $                   8.0 $           2.6 $           5.2 $           2.0 $           9.6 $           - $           60.7 $
Hotel EBITDA Margin 31.5% 25.4% 41.5% 23.1% 22.7% 47.6% 26.7% 31.5% 41.2% 25.0% 29.5% — 29.1%
Hotel EBITDA Margin change 2.5% 3.5% -2.3% 3.2% 8.0% 0.5% 2.1% 0.2% 0.0% 5.1% 0.3%
(1) 2011 Pro Forma represents projected first year results as the hotel has not yet opened.
Note: Amounts in millions and may not sum due to rounding. Margins are calculated on amounts before rounding.

Exhibit 1 – Non-GAAP Financial Measures Reconciliation
HOTEL EBITDA AND HOTEL EBITDA MARGIN:
2011 2010 2011 2010
Q3 YTD Q3 YTD Q3 YTD Q3 YTD
Total revenue 145.7 $            131.6 $            166.7 $            152.5 $
Less: Total hotel operating expenses 102.1                96.7                   114.0                108.1
Hotel EBITDA 43.7 $               34.9 $               52.7 $               44.4 $
Hotel EBITDA Margin 30.0% 26.5% 31.6% 29.1%
Hotel EBITDA Margin change 3.4% 2.5%
(1) CLT Full Service is pro forma for the eight full service hotels as if owned for the nine months ended September 30, 2011 and 2010.
(2) CLT Portfolio is pro forma for 11 hotels as if owned for the nine months ended September 30, 2011 and 2010.
Note: Amounts in millions and may not sum due to rounding. Margins are calculated on amounts before rounding.
CLT Portfolio
(2)
CLT Full Service
(1)

Exhibit 1 – Non-GAAP Financial Measures Reconciliation
Low High 2011 Pro Forma
(1)(2)
4% 6% 8%
HOTEL EBITDA AND HOTEL EBITDA MARGIN:
Total revenue 173.4 $            175.6 $            235.0 $                         242.0 $            246.0 $            250.0 $
Less: Total hotel operating expenses 118.2                118.7                159.5                             163.0                164.5                166.0
Hotel EBITDA 55.2 $               56.9 $               75.5 $                            79.0 $               81.5 $               84.0 $
Hotel EBITDA Margin 31.8% 32.4% 32.1% 32.6% 33.1% 33.6%
ADJUSTED CORPORATE EBITDA:
Net income 9.2 $                  10.8 $               18.1 $                            21.7 $               24.2 $               26.7 $
Add: Depreciation and amortization 18.3                   18.3                   27.0                               27.0                   27.0                   27.0
Interest expense 12.9                   12.9                   20.0                               20.0                   20.0                   20.0
Loss on early extinguishment of debt 0.2                     0.2                     -                                 -                     -                     -
Less: Interest income (0.2)                    (0.2)                    (0.2)                                (0.2)                    (0.2)                    (0.2)
Income tax benefit (0.1)                    (0.1)                    (0.1)                                (0.1)                    (0.1)                    (0.1)
Corporate EBITDA 40.3                   41.9                   64.9                               68.5                   71.0                   73.5
Add: Hotel acquisition costs 4.4                     4.4                     -                                 -                     -                     -
Intangible asset amortization 0.5                     0.5                     0.5                                 0.5                     0.5                     0.5
Adjusted Corporate EBITDA 45.3 $               46.9 $               65.5 $                            69.0 $               71.5 $               74.0 $
(1) 2011 Pro Forma assumes 12 hotels owned as of January 1, 2011 including CLT's projected first year results for Holiday Inn Manhattan.
(2) 2011 Pro Forma includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.
(3) No RevPAR growth assumed for Holiday Inn Manhattan. CLT's projected first year results for Holiday Inn Manhattan are used in each scenario.
Note: Amounts in millions, except per share amounts, and may not sum due to rounding. Margins and per share amounts are calculated on amounts before rounding.
2011 Full Year Guidance RevPAR Growth Sensitivity
(3)

Exhibit 1 – Non-GAAP Financial Measures Reconciliation
Low High 2011 Pro Forma
(1)(2)
4% 6% 8%
AFFO:
Net income available to common shareholders 8.9 $                  10.6 $               17.9 $                            21.4 $               23.9 $               26.4 $
Add: Depreciation and amortization 18.3                   18.3                   27.0                               27.0                   27.0                   27.0
FFO available to common shareholders 27.3                   28.9                   44.9                               48.5                   51.0                   53.5
Add: Hotel acquisition costs 4.4                     4.4                     -                                 -                     -                     -
Intangible asset amortization 0.5                     0.5                     0.5                                 0.5                     0.5                     0.5
AFFO available to common shareholders 32.2 $               33.8 $               45.4 $                            49.0 $               51.5 $               54.0 $
AFFO per diluted common share 1.10 $               1.15 $               1.43 $                            1.54 $               1.62 $               1.70 $
CAD:
FFO available to common shareholders 27.3 $               28.9 $               44.9 $                            48.5 $               51.0 $               53.5 $
Add: Deferred financing costs amortization 2.2                     2.2                     1.7                                 1.7                     1.7                     1.7
Loss on early extinguishment of debt 0.2                     0.2                     -                                 -                     -                     -
Intangible asset amortization 0.5                     0.5                     0.5                                 0.5                     0.5                     0.5
Share-based compensation 3.1                     3.1                     3.1                                 3.1                     3.1                     3.1
Less: FF&E reserve contributions (7.3)                    (7.4)                    (10.1)                             (10.4)                (10.5)                (10.7)
Principal payments (0.8)                    (0.8)                    (1.9)                                (1.9)                    (1.9)                    (1.9)
CAD available to common shareholders 25.2 $               26.7 $               38.3 $                            41.5 $               43.9 $               46.2 $
CAD per diluted common share 0.86 $               0.91 $               1.20 $                            1.31 $               1.38 $               1.45 $
Weighted-average number of diluted common shares outstanding 29.4                   29.4                   31.8                               31.8                   31.8                   31.8
(1) 2011 Pro Forma assumes 12 hotels owned as of January 1, 2011 including CLT's projected first year results for Holiday Inn Manhattan.
(2) 2011 Pro Forma includes actual results for the nine months ended September 30, 2011 and forecasted results for the three months ending December 31, 2011.
(3) No RevPAR growth assumed for Holiday Inn Manhattan. CLT's projected first year results for Holiday Inn Manhattan are used in each scenario.
Note: Amounts in millions, except per share amounts, and may not sum due to rounding. Margins and per share amounts are calculated on amounts before rounding.
2011 Full Year Guidance RevPAR Growth Sensitivity
(3)